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                                                                    Exhibit 10.1


                                 August 11, 1999


Delphi Financial Group, Inc.
1105 North Market Street
Suite 1230
Wilmington, Delaware  19801

                  Re: Waiver and Amendment

Ladies and Gentlemen:

                  We make reference to that certain Third Amended and Restated Credit Agreement, dated as of December 5, 1996 (as amended or modified to date, the "Credit Agreement"), among Delphi Financial Group, Inc. ("Delphi"), the co-agents party thereto (the "Co-Agents"), the lenders party thereto (the "Lenders") and Bank of America, N.A. (as successor by merger to Bank of America National Trust and Savings Association), as administrative agent (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement.

                  We understand that, absent the waiver provided for herein, an Event of Default would exist under Section 10.6 of the Credit Agreement (Capital Expenditures) as a result of Delphi exceeding the limit on Consolidated Capital Expenditures by approximately $3,000,000 as of the Fiscal Quarter ended June 30, 1999. We also understand that Delphi has requested that (a) the Event of Default resulting from its violation of Section 10.6 of the Credit Agreement be waived by the Lenders, (b) Section 10.6 of the Credit Agreement be deleted and (c)
Section 9.4 of the Credit Agreement be amended to provide, among other things, that any unused dividend and stock repurchase/redemption capacity in any given Fiscal Year be carried forward to succeeding Fiscal Years.

                  Each of the undersigned hereby:

                  (a) waives any Event of Default resulting from Delphi's violation of Section 10.6 of the Credit Agreement as of the Fiscal Quarter ended June 30, 1999;

                  (b) agrees that Section 10.6 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                      "SECTION 10.6.  [Intentionally Omitted]."

                  (c) agrees that Section 9.4 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                      "SECTION 9.4 Dividends, etc. Except for (a) dividends
                  made on preferred stock of the Borrower when no Default has occurred, (b) dividends made on common stock of the Borrower and the repurchase or redemption of capital stock of the Borrower, in each case, when no Default has occurred and which do not, in the aggregate in any Fiscal Year, exceed 4% of the Consolidated Equity of the Borrower as of December 31 of the Fiscal Year immediately
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                  preceding the Fiscal Year in which such dividend, repurchase or redemption is to be made; provided, that, solely for the Borrower's 1999 Fiscal Year, dividends made on common stock of the Borrower and repurchases or redemptions of capital stock of the Borrower shall be permitted when no Default has occurred and which do not, in the aggregate, exceed 4% of the Consolidated Equity of the Borrower as of June 30, 1999, plus the amount of any repurchases of common stock of the Borrower made by the Borrower from January 1, 1999 to August 11, 1999 (approximately $29,000,000); and provided, further, that to the extent the aggregate amount of such dividends, repurchases or redemptions in any Fiscal Year is less than the amount permitted for such Fiscal Year, the Borrower may carry over the additional amount to any succeeding Fiscal Year, and (c) in addition to clauses (a) and (b), repurchases of capital stock of the Borrower when no Default has occurred in an aggregate amount not to exceed $20,000,000 during the term of this Agreement, not (i) declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or any option, warrant or other right to acquire shares of the Borrower's capital stock (other than any such payment pursuant to stock appreciation rights granted and exercised in accordance with applicable rules and regulations of the Securities and Exchange Commission); or
                  (ii) make any deposit for any of the foregoing purposes."

                  (d) acknowledges that Delphi's address for notices pursuant to
         Section 15.2 of the Credit Agreement shall be as follows:

                           1105 North Market Street, Suite 1230
                           Wilmington, Delaware  19899
                           Attention:  Robert Rosenkranz
                           Telephone:  (302) 478-5142
                           Facsimile:  (302) 427-7663

                           with a copy to:

                           Delphi Capital Management, Inc.
                           153 East 53rd Street, 49th Floor
                           New York, New York  10022
                           Attention:  General Counsel
                           Telephone:  (212) 838-7000
                           Facsimile:  (212) 838-7598


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                  In consideration of the foregoing waiver and amendment, Delphi hereby represents and warrants to the Lenders and the Administrative Agent that:

                  (a) The execution, delivery and performance of this agreement is within the Delphi's authority (corporate or otherwise), has been duly authorized by all necessary action, has received all necessary consents and approvals (if any shall be required), and does not and will not contravene or conflict with any provision of law or of the charter, bylaws or other organizational documents of Delphi or its Subsidiaries, or of any other agreement binding upon Delphi or its Subsidiaries or their respective property;

                  (b) This agreement constitutes the legal, valid, and binding obligation of Delphi, enforceable against Delphi in accordance with its terms;

                  (c) Except for any Default or Event of Default waived by the terms of this agreement, no Default or Event of Default has occurred and is continuing or will result from the terms set forth in this consent agreement; and

                  (d) The representations and warranties of Delphi set forth in
         Section 7 of the Credit Agreement are true and correct as if made on the date hereof, except any such representation or warranty which speaks to a specific date.

                  Notwithstanding anything contained in the foregoing to the contrary, the waiver and amendment granted hereunder will not in any way operate as an amendment or modification of the Credit Agreement, or any other Loan Document or a consent or waiver with respect to any existing or future Default or Event of Default not specifically enumerated above.

                  This letter agreement may be executed in counterparts and each such counterpart shall be one and the same agreement.

                  The parties agree that facsimile signatures shall be deemed to be original signatures for purposes of this letter agreement.


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                  If the foregoing is in accordance with your understanding and is acceptable to you, please so indicate by executing this letter in the space provided below and returning the original to Michael L. Boykins at McDermott, Will & Emery, 227 West Monroe Street, Chicago, Illinois 60606 and faxing a copy of your executed signature page to Mr. Boykins at (312) 984-7700.

                                       Very truly yours,

                                       ADMINISTRATIVE AGENT:

                                       BANK OF AMERICA, N.A. (as successor by
                                       merger to Bank of America National Trust and Savings Association)

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       LENDERS:

                                       BANK OF AMERICA, N.A. (as successor by
                                       merger to Bank of America National Trust and Savings Association)

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       BANK OF MONTREAL


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       THE BANK OF NEW YORK


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       CORESTATES BANK, N.A.


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________
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                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                       CAYMAN ISLANDS BRANCHES


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       DRESDNER BANK AG, NEW YORK BRANCH
                                       AND/OR GRAND CAYMAN BRANCH


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       MELLON BANK, N.A.


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       FLEET NATIONAL BANK


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________
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Agreed and Accepted this ___ day
of August, 1999.


DELPHI FINANCIAL GROUP, INC.


By: ______________________________
Name: ____________________________
Title: ___________________________